Exhibit 99.1 energized … Northeast Road Show January 14 and 15, 2019 New York, NY and Boston, MA

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2017 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non- GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of realized mark-to-market gains (losses) and one-time charges, such as severance charges. Presentation Title Here 2

Overview

Chesapeake Utilities Corporation Looking Forward - Jeff Householder, President & CEO • Chesapeake is well positioned and we see more opportunities than ever • We will build on the strong foundation our team has created, by: • Continuing to focus on identifying and executing on growth opportunities • Being relentless in executing our strategy with financial discipline • Engaging our employees and sustaining a culture that furthers our success • Keeping safety and service paramount in how we run our Company • We will be more focused in our pursuit of growth opportunities: • Targeting investments that leverage our core competencies and expertise in our current markets and contiguous areas • Focusing on what we know and do best all the while evolving as a Company to meet the challenges of the marketplace and industry 4

Chesapeake Utilities Corporation 2018 Noteworthy Events • Continue to generate superior growth in earnings per share • Affirm previous guidance of 17% plus growth in 2018 over adjusted 2017 EPS • 5-year compound annual growth in earnings per share would be 8.4% • Provided superior dividend growth with retention for capital reinvestment and future growth upside • 13.8% increase in 2018 indicated annual dividend to $1.48 per share • 5-year compound annual dividend growth of 7.6% • Dividend payout remains below 45% • Completed multiple Florida and Eastern Shore Natural Gas Pipeline projects expected to generate $23.6 million in annual margin going forward • Acquired the assets of Marlin CNG Services in Florida as well the propane assets of R.F. Ohl in Pennsylvania, adding $5.7 million of incremental margin in 2019 • Consummated next steps of succession plan 5

Superior Earnings per Share Growth Eleven Years of Consistent Growth Diluted Earnings Per Share $4.00 Long-term EPS Growth Rates Through 2018 Estimated $3.38 $3.50 EPS of $3.38 $2.86 $2.89 $3.00 Reported $2.72 Earnings $2.47 $2.50 5-year EPS CAGR 8.4% $2.26 10-year EPS CAGR 9.9% $1.99 $1.91 $1.82 $2.00 • Affirm previous year end guidance for $1.43 forecasted earnings per share growth of $1.32 $1.50 17% plus in 2018 including tax reform $1.00 and key projects (based upon 2017 Adjusted EPS of $2.89) $0.50 • 11 years of strong growth track record 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017* 2018 *Represents Adjusted EPS. 10-year EPS Growth of 9.9% is 2.5 X Peer Group Median Presentation Title Here 6

Delivering Consistent and Higher Returns Return on Equity Historical ROE 2017 - 2017 - Before After Tax 2008 2009 2010 2011 2012 2013 2014 2015 2016 Tax 2018* Reform & Reform & MTM MTM Regulated Energy 11.40% 10.17% 11.16% 10.73% 10.47% 10.48% 9.09% 10.62% 10.96% 9.66% 9.98% 10.76% Unregulated Energy 7.61% 25.58% 18.81% 17.74% 24.07% 32.30% 30.50% 21.06% 10.86% 13.42% 26.11% 14.39% Consolidated 11.03% 11.01% 11.82% 11.67% 11.57% 12.21% 12.24% 12.10% 11.32% 10.45% 12.56% 10.96% Return on Equity 13% 12% 11% 10% 9% 8% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 - Before 2017 - After 2018* Tax Reform & Tax Reform & MTM MTM Regulated Energy Consolidated We have delivered top quartile ROEs over the long-term. *Based upon $3.38 per share for 2018 7

Above Average Dividend Growth Continues Dividend Growth Driven by Earnings Growth Annualized Dividend and Payout Ratio • 5-year annualized dividend growth rate is $1.60 45% 44% 50% 44% 43% 44%* $1.48 7.6 percent – in line $1.40 42% 45% $1.30 with our 5-year CAGR $1.22 40% $1.15 in earnings through $1.20 $1.08 $1.03 35% 2017 of 7.7 percent. $1.00 30% • 5-year average $0.80 25% dividend payout is 43 $0.60 20% percent. 15% $0.40 • Our goal remains to 10% provide above average $0.20 5% growth in dividends, $0.00 0% supported by growth in 2013 2014 2015 2016 2017 2018 earnings per share. Annualized Dividends Payout Ratio Payout Ratios based on Annualized Dividends compared to Basic Earnings per Share 2018 Payout Ratio based on Annualized Dividend compared to Adjusted 2017 EPS with 17% Growth in 2018 * 2017 Payout Ratio based on GAAP EPS was 36% Presentation Title Here 8

Chesapeake Utilities Corporation Relentlessly Executing Our Strategy with Financial Discipline • Seek new development projects to serve new customers, provide new services and expand into new service areas. • Invest in pipeline systems that provide natural gas service to downstream customers such as LDCs, cooperatives, municipalities, industrial end-users and power plants. • Pursue expansion projects that serve long-term commercial and industrial customers. • Invest in propane opportunities to access new markets with significant growth potential. • Provide new complementary services to meet customer demand. • Maintain our engaged culture through which employees continue to identify new opportunities for sustainable growth. We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Presentation Title Here 9

Cultivating Profitable Growth

Natural Gas Transmission and Distribution Delmarva Natural Gas Distribution Growth and Expansion Past . Organic growth focused on Kent/New Castle Counties, DE Present . Growth into eastern Sussex County, DE and Cecil County, MD . Conversion of existing propane customers in Worcester County, MD Future . Continued expansion in growth areas of our service territory . Looking for expansion opportunities in other areas of the Peninsula 11

Natural Gas Transmission Growth

Current Eastern Shore Natural Gas Large Projects

Piped natural gas would be available in Somerset County for the first time in history

2017 System Expansion Project Summary	
Est. Capital Investment	$117MM ($114MM to Date)
Est. Capital Spend Years	2017-2019
Annual Margin	$15.8MM (1-5) & $13.2MM (6-20)
Facilities	
Miles of Pipeline/ Compression	~23 miles of pipeline looping in PA, MD and DE ~17 miles of new mainline extension and two pressure control stations in Sussex County, DE
Other Facilities	Upgrades to the TETCO interconnect 3,750 hp new compression-Daleville Station Two new pressure control stations
Total Capacity Increase (dt/d)	Total of 61,162 dt/d of additional firm natural gas transportation service with additional 52,500 dt/d of firm transportation service at certain ESNG receipt facilities

Status

- Primarily complete; remaining segments to be placed into service in the first half of 2019

Del-Mar Energy Pathway Project Summary	
Est. Capital Investment	$37.1MM
Est. Capital Spend Years	2018-2021
Annual Margin - Sussex, DE Annual Margin - Somerset, MD Total Annual Margin	$2.8 MM $2.3 MM $5.1 MM
Facilities	
Miles of Pipeline/Compression	~6 miles of pipeline looping in DE ~13 miles of new mainline extension in Sussex County, DE and Somerset County, MD
Other Facilities	New pressure control station and new delivery stations in Sussex County, DE and in Somerset County, MD
Total Capacity Increase (dts/d)	Up to an aggregate of 14,300 dts/d

Status

- Continue development of the project's facilities and successfully obtain all required permitting
- FERC regulatory process; application submitted 09/14/18
- Participating in Maryland bidding process for Somerset County expansion; $2.3 annual million margin amount dependent upon State of Maryland awarding the contract energized

CHESAPEAKE UTILITIES CORPORATION

TOP WORK PLACES

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Natural Gas Distribution Growth Converting Sandpiper Customers from Propane to Natural Gas • Approximately 6,800 customers have been converted (Berlin, West Ocean City, Ocean Pines, and Ocean City). Ocean City • A bay crossing from West Ocean City to Ocean City completed in 2017 • Conversions in Ocean City continue during the months of September - May • Conversions in Ocean Pines happen year round --- line = natural gas main --- line = propane main 13

Florida Growth and Expansion Looking Back and Looking Forward 2012 2019 Past Present Future • Growth focused on existing service territory for • Pipeline project to serve customers outside of the • Additional pipeline opportunities to serve high Natural Gas and Propane existing distribution area growth areas of the state • Focus on reliability projects for Electric • Expand into new Natural Gas territories • Expand into the transportation of gas (Liquefied • Pipeline projects to serve affiliate distribution • Grow Propane wholesale and export Natural Gas and Compressed Natural Gas) companies opportunities • Expand output of existing Combined Heat and • Combined Heat and Power operations Power facility and develop additional units • Expand into renewable energy sources 14

Gas Reliability Infrastructure Program (GRIP) Investment Spending and Timeline Total Cumulative Investment $140 $126 $114 $120 Miles of Mains $103 250 $100 200 57 $76 150 $80 22 100 141 $60 128 $44 50 $’s in in Millions $’s $40 - $20 FPUC CFG $20 $3 Replaced Remaining $- 2012 2013 2014 2015 2016 2017 2018F We have been proactive in upgrading our Florida systems in support of our focus on safety and reliability. Less than 25% of the combined system is in the queue for replacement. Presentation Title Here 15

Florida Natural Gas Transmission and Distribution Three Significant Expansions Northwest FL Expansion New Smyrna Beach Project Western Palm Beach County Expansion • $6.5MM annual margin • $1.4MM annual margin • $5.4MM annual margin • $44.3MM total capital invested • $9MM total capital invested • $1.2MM margin in 2019 • In-service: May 2018 • Partially in service; fully in-service • $30MM total capital invested during the 1st quarter of 2019 • Mid-2019 in service • PPC - 12” transmission pipeline • PPC 14-mile transmission pipeline • Four PPC projects to serve FPU’s to expand distribution service to project serves FPU. natural gas distribution systems Escambia County, Florida expansions in Palm Beach County. • Increased pressure and volume for • Anchor loads - City of Pensacola FPU growing distribution system. • Resolves a pipeline capacity and Ascend Performance constraint. Materials • Resolves a pipeline capacity constraint. • Capacity-115,500 dts/day; Contracted-105,500 dts/day • Opportunity to add additional customers Presentation Title Here 16

Unregulated Energy Growth Marlin CNG Services Acquisition Transaction Highlights • Expect purchase to be accretive in 2019 • $4.3 million in margin expected in 2019 • Significant growth potential from existing equipment and investment in fleet expansion will accelerate future growth Marlin CNG Capabilities • Marlin will operate as an unregulated subsidiary of Chesapeake Utilities • One of the largest fleets of tube trailers dedicated to transportation of compressed natural gas (“CNG”) • Nationwide service with primary focus on Gulf Coast • Over 7 billion cubic feet of natural gas transported • Provides temporary and emergency natural gas services Marlin provides a solution for gas pipeline and gas distribution systems while safety and integrity work is being performed. Spending on system integrity, reliability and safety has risen sharply and is expect to continue to rise given recent incidents and growing regulatory support for programs like “GRIP” in Florida. The Marlin equipment and services are familiar to CPK. It is a business we understand…. targeted toward companies with which we have strong relationships. 17

Unregulated Energy Growth Aspire Energy – Growth Initiatives Consumers Gas Cooperative . Focus on agricultural sector primarily in Western Ohio which is home to the largest corn production in the state. Areas also have large poultry facilities with year-round usage. . Pursue commercial loads and other large volume industrial users. . Target expansion in growth regions in the state. Transmission Opportunities . Pursue intra/interstate pipeline opportunities preferably with associated downstream markets such as power plants, industrial consumers, and LDCs. Propane Services . Upgrading existing processing plants’ Mechanical Refrigeration Units (MRU) to include depropanizers that will extract marketable propane onsite. . Leveraging propane extracted by MRUs will position the company to initiate and grow wholesale/retail propane services. . Positions the company to grow outside of existing footprint through Community Gas System (CGS) projects where natural gas infrastructure is readily available. Acquisitions . Opportunistic acquisitions to expand our footprint and to enhance our system capabilities. 18

Sharp Energy Growth Story and Geographic Focus 2011) – (2001 (2001 Historic Service Territories HistoricServiceTerritories 2001 2006 2011 . Sharp continues to grow organically within existing (2018) territories as well as expand geographically, with a focus on markets on the western shore of MD (Anne Arundel County and Baltimore County) and Wilmington, DE CurrentService Territories (Autogas and commercial focus) . Expanding into Carroll County to support autogas/builder opportunities in the surrounding counties . Added significantly to our customer base in PA with the Ohl acquisition 19

Sharp Energy Growth Initiatives beyond Organic Growth Community Gas Systems …And Acquisitions . Timely execution and communication have been our core . Most recent acquisition….acquired the propane operating attributes assets from R.F. Ohl Fuel Oil, Inc. a family run oil, propane . Maintain and develop builder relationships via dedicated staff and HVAC company in December to ensure seamless implementation . Operations will be integrated into Sharp’s Pennsylvania . Additional opportunities for temp heat and bulk residential operations in Pocono and Allentown gallon sales . $1.2 million margin generated in 2018 Autogas . Strategic partners have been key . Autogas technical services team is very capable . Created a multi-fleet fueling station network to support refueling efficiency for our customers Benefits of Ohl Acquisition . Recognized Autogas offering throughout the industry Start-ups - Added 2,200 customers to Sharp’s 6,000 existing customers in PA . Facilitates geographic expansion beyond existing service territories - Larger foundation from which to expand further . Accelerated gallon sales through builder relationships and - Operational synergies, including supply Autogas opportunities - Additional services and pricing programs can be Poultry offered to customers . Producers are increasing capacity on the Delmarva Peninsula . Poultry producers see the value of quality of service and guarantee of supply . Sharp has superior infrastructure and strong grower relations 20

Major Projects and Initiatives Expected to Produce $37.9 Million in Incremental Margin (2017 vs. 2019) Growth Projects Gross Margin for the Period (in thousands) Fiscal 2019 Fiscal 2018 Fiscal 2017 Estimate Estimate Florida GRIP $ 13,454 $ 14,731 $ 16,276 Eastern Shore Rate Case (1) 3,693 9,800 9,800 Florida Electric Reliability / Modernization Program (1) - 1,488 1,558 New Smyrna Beach, Florida Project (1) 235 1,409 1,409 2017 Eastern Shore System Expansion Project (1) 433 8,015 15,708 Northwest Florida Expansion Project (1) - 3,484 5,227 Western Palm Beach County Expansion, Florida Project (1) - - 1,250 Marlin CNG Services - - 4,475 Total $ 17,815 $ 38,927 $ 55,703 $21,112 $16,776 (1) Gross margin amounts included in this table have been adjusted to exclude the impact of TCJA. The refunds and rate reductions implemented were or will be offset by lower Federal income taxes due to the TCJA. Presentation Title Here 21

Financial Review

Year to Date 2018 Highlights Earnings for the First Nine Months of 2018 up 21% over 2017 Key Drivers of Growth Year-to-Date: • Regulated Energy Net Income Up $7.5MM, or approximately 29% year-to-date • Eastern Shore Rate Case and 2017 System Expansion Project • Northwest Pipeline Project and other Peninsula Pipeline Expansion Projects • Return to More “Normal” Weather • Natural Gas Distribution Growth $ Change % Change Operating Income $ 3,926 7.41% • Florida GRIP Net Income $ 7,539 28.97% • Electric Reliability Program • Unregulated Energy Net Income Up approximately $496,000, or 8.7% year-to-date • Propane Customer Growth, Autogas and Increased Service Revenues and Wholesale Margins • Return to More “Normal” Weather $ Change % Change • Aspire Energy Growth Operating Income $ (385) -3.63% Net Income $ 496 8.69% Affirm previous guidance for forecasted 2018 earnings per share growth of 17% plus based upon 2017 Adjusted EPS of $2.89 (including the potential impact from Hurricane Michael). Presentation Title Here 23

Status of Tax Rate Reserves for Refunds to Rate payers Customer Rate reduction Regulatory Liabilities related to 35% to 21% related to Excess ADIT Rate Change FERC $33.3M, FERC will address Refunded $902K, (ESNG) in next rate case filing. Rates Adjusted April 2018 Delaware $13.2M, DPSC is reviewing Accrued $854K, DPSC is reviewing Filing and Rates; Filing and Rates; (DE - DNG) Hearing Date 1/29/2019 Hearing Date 1/29/2019 Maryland $7.9M, MPSC approved Refunded $783K, amortization and rate (DNG- Sandpiper) Rates adjusted May 2018 reduction May 2018 $42.1M, Natural Gas Accrued $3.6M, Natural Gas Florida has filed; Electric has filed; Electric (FPU / CFG) reached agreement with FPSC reached agreement with FPSC Nine Months Ended (in thousands except per share data) September 30, 2018 Pre-tax Earnings TCJA Impact YTD TCJA Impact Income Net Income per Share Income taxes - decreased effective tax rate $ - $ 6,544 $ 0.40 Refunds and reserves for future refunds to customers (7,530) (5,457) $ (0.33) Net TCJA Impact $ (7,530) $ 1,087 $ 0.07 Presentation Title Here 24

Hurricane Michael Update Florida Public Utilities Impact and Restoration • Inflicted heavy damage throughout northwest Florida and adversely impacted our electric distribution system and knocked out power to 13,000 customers. • More than 1,200 employees, contractors and volunteers worked to rebuild several miles of power lines and replace over 2,000 electric poles and hundreds of transformers to restore service to customers. • We have restored power to all customers who can accept power, and are working with customers who are repairing or rebuilding their residences to restore service once they complete their repairs. • Our current estimate is that repair and service restoration costs will exceed $50 million – initially financed with intermediate term loans through 2020. • Costs for repairs and restoration have historically been recovered through rates. • We reserve approximately $122,000 every year in Florida for potential storm damage. Presentation Title Here 25

Continuing to Build for the Future Capital Expenditures Percentages Shown - CapEx/Capitalization Cumulative Expenditures and Acquisitions of $1 Billion (2013 through 2018 Forecast) $260,000 25% Capital Expenditures have averaged 25% $240,000 $234,898 of Total Capitalization over six years. $18,500 $220,000 35% The investments we have made more than 23% $194,694 $200,000 25% $187,274 doubled our Total Capitalization over this $180,000 $169,861 $11,945 period. $51,095 $160,000 27% $ thousands 2018 Forecasted Capital Expenditures In thousands In $140,000 $117,321 19% $120,000 $110,813 Natural Gas Transmission $97,164 $20,201 $216,398 $100,000 74,524 Natural Gas and Electric Distribution $175,329 $80,000 $169,861 $143,599 39,272 Unregulated Energy $60,000 $97,120 $97,164 $40,000 10,289 Corporate / Other $20,000 * $234,898 Total Forecasted Capital Expenditures $- 2013 2014 2015 2016 2017 2018 Forecast Capital Expenditures Acquisitions Capital expenditures for 2019 currently budgeted at $167MM. *Excluding Hurricane Michael restoration cost which will be allocated between capital expenditures and storm reserve. Presentation Title Here 26

Capital Discipline and Efficiency Peer ROE vs. Capital Expenditures (October 2015 – September 2018) 20% High Returns/Low Investment High Returns/High Investment 18% 16% 14% CPK 12% 10% 9.14% 8% Median Median 6% Weighted Average ROE 4% Cap Ex ROE 2% CPK 22.73% 11.33% Median 12.63% 9.14% th 0% 75 Percentile 14.89% 10.53% Low Returns/Low Investment Low Returns/High Investment -2% 0% Chesapeake 5% 10% 15% 20% 25% Capital Expenditures/Total Capitalization CPK Performance Peer Group Median 12.63% Electric & Combination Groups 27

Strong Balance Sheet to Support Future Growth Total Capitalization has Nearly Doubled in Five Years Target Equity to Total (in Stockholders' Equity Long-Term Debt Short-Term Debt * thousands) Capitalization Ratio of $1,027,801 $944,079 50% - 60% $1,000,000 $805,010 $277,906 November 2018 $50 MM LTD $689,692 $260,390 Private Placement $556,148 $221,970 3.58% - 20 Years $241,597 $513,384 $182,548 $197,395 $500,000 $97,340 $136,954 December 2018 $117,019 $149,006 $30 MM LTD (term loan) $158,486 $117,592 LIBOR – 13 Months $508,298 $446,086 $486,294 $358,138 January 2019 $300,322 $278,773 Additional $0 $30 MM LTD (term loan) 12/31/13 12/31/14 12/31/15 12/31/16 12/31/2017 9/30/2018 LIBOR – 13 Months (in final negotiations/ documentation stage) Equity/Permanent 70.3% 65.5% 70.6% 76.5% 71.1% 67.8% Capitalization August 2019 Equity/Total 54.3% 54.0% 51.9% 55.4% 51.5% 49.5% Capitalization $100 MM LTD Private Placement 3.98% - 20 Years * Short-Term Debt includes Current Portion of Long-Term Debt Presentation Title Here 28

Looking Forward

Capital Spending Forecast Five year projection of up to $1B $1,200 We previously indicated We now expect to invest $600MM-$1B of capital $750MM-$1B over 5 investments over 5 years years $1,000 $800 $600 In Millions In $1,000 $1,000 $923 $400 $200 $0 Historical Capital (2012-2017) Projected Capital (2018-2022) Projected Capital (2018-2022) as of September 2018 as of January 2019 New projection has same $1B top range, however due to recent investments we are raising the low range from $600MM to $750MM 30

Chesapeake Utilities Corporation Earnings Outlook: Expect Growth Well Above Industry $5.00 Key Assumptions: $4.15-$4.55 $4.50 • Capital Expenditures total $4.00 target approximately $750MM-$1B $3.50 $2.89* • Normal weather conditions $3.00 $2.50 • Maintain target equity to total capitalization ratio of $2.00 50% to 60% $1.50 • Dividend Payout Ratio $1.00 approximates 45% $0.50 • Dividend per share growth supported by earnings per $0.00 share growth 2017 2022E *Based on 2017 Adjusted Earnings per Share 31

Total Shareholder Return (TSR) Comparison to Broader Market – S&P 500 Companies and Peer Group Chesapeake’s compound annual return has exceeded 14% for the past 3, 5, 10 and 20 years (through December 31, 2018) TSR - CPK Percentiles Amongst All S&P 500 TSR - Annualized CPK Shareholder Returns companies Against Performance Peer Group for Periods Ending 12/31/18 for Periods Ending 12/31/18 90% 20% 17.6% 80% 84.0% 17.7% 81.5% 70% 14.8% 14.7% 72.8% 15% 14.2% 14.3% 14.2% 69.7% 60% 65.8% 50% 10% 9.1% 9.9% 40% 30% 5.3% 5% 20% 10% 0% 0% 1 Yr 3 Yr 5 Yr 10 Yr 20 Yr 1 Yr 3 Yr 5 Yr 10 Yr 20 Yr Peer Median CPK Source: Bloomberg 32

Chesapeake Utilities Corporation Investment Proposition . $1.4 billion in assets (also market capitalization): 84% regulated Strong and 16% in unregulated complementary businesses Foundation . Strong balance sheet and high retention rate for reinvestment . CAGR in EPS of 8.4% (5 years) and 9.9% (10 years) Superior Earnings . Opportunity for continued growth at this level going forward Growth . Total return of just under 18% for 5 years and 10 years . 5 Year dividend growth of 7.6% (13.8% increase in 2018) Energized . Engaged Focused on customer service, safety and reliability Employees . Proven ability to identify profitable growth opportunities Positioned . $235MM in capital spending (current estimate for 2018) for . $167MM in capital spending budgeted for 2019 Continued . Growth $750MM to $1 billion in targeted spending (2018-2022) Presentation Title Here 33

Chesapeake Utilities Corporation Committed to Superior Performance Chesapeake is a $1.4B market capitalization energy delivery company committed to: • Providing superior care and service to customers • Generating superior earnings and dividend growth • Finding, cultivating and developing excellent opportunities for future profitable growth while maintaining our financial discipline • Extending our track record of generating attractive returns on high levels of investment while effectively managing risk • Maintaining a strong balance sheet and appropriate dividend payout level to support capital investment opportunities 34

Jeff Householder Beth Cooper President & CEO Senior Vice President & CFO jhouseholder@chpk.com bcooper@chpk.com 302.734.6799 302.734.6022 Thank You

Appendices

Peninsula Pipeline and Central Florida Gas Northwest FL Expansion • $6.5MM annual margin • $44.3MM total capital invested • In-service: May 2018 • PPC - 12” transmission pipeline to expand distribution service to Escambia County, Florida • Anchor loads: - City of Pensacola - Ascend Performance Materials • Capacity-115,500 dts/day • Contracted-105,500 dts/day • Opportunity to add additional customers Presentation Title Here 37

Peninsula Pipeline New Smyrna Beach Pipeline Expansion • $1.4MM annual margin • $9 MM total capital invested • Partially in service; fully in-service during the 1st quarter of 2019 • PPC 14-mile transmission pipeline project serves FPU. • Increased pressure and volume for FPU growing distribution system. • Resolves a pipeline capacity constraint. Presentation Title Here 38

Peninsula Pipeline Western Palm Beach County Pipeline Expansion • $5.4MM annual margin; • $1.2MM margin in 2019 • $30MM total capital invested • Mid-2019 in service. • Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. • Resolves a pipeline capacity constraint. Presentation Title Here 39

Unregulated Energy Growth Sharp Energy – Ohl Propane Acquisition Folds In Nicely 40